                                                                   Exhibit 10.41


                        500,000 SHARES OF COMMON STOCK

                                      OF

                           EINSTEIN/NOAH BAGEL CORP.


                    CONCURRENT OFFERING PURCHASE AGREEMENT

                            DATED NOVEMBER 26, 1996

                     CONCURRENT OFFERING PURCHASE AGREEMENT

     THIS AGREEMENT is made as of November 26, 1996, between Einstein/Noah Bagel Corp., a Delaware corporation (the "Company"), and Boston Chicken, Inc., a Delaware corporation (the "Purchaser"). Except as otherwise indicated herein, capitalized terms used herein are defined in Section 7 hereof.

                               R E C I T A L S:
                               ---------------

     WHEREAS, the Company is concurrently offering shares of its common stock, $.01 par value per share ("Common Stock"), in an underwritten public offering (the "Underwritten Public Offering"); and

     WHEREAS, the Company desires to sell to the Purchaser and the Purchaser desires to purchase from the Company, concurrently with, and subject to, the closing of the Underwritten Public Offering, an aggregate of 500,000 shares of Common Stock (the "Shares"), for a purchase price per Share equal to $______, the price per share to be paid by the public in the Underwritten Public Offering, net of underwriting discount (the "Price Per Share"), upon the terms and conditions hereinafter set forth; and

     WHEREAS, to facilitate the offering and sale of the Shares to the Purchaser (the "Concurrent Offering" and together with the Underwritten Public Offering, the "Offerings" ), the Company has registered the Shares under the Securities Act of 1933, as amended.

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Purchase and Sale of Shares. Subject to the terms and conditions set forth herein, the Company hereby agrees to issue and sell to the Purchaser, and the Purchaser hereby agrees to purchase from the Company at the Closing (as hereinafter defined), the Shares for an aggregate purchase price equal to the Price Per Share multiplied by the number of Shares.

     2.  The Closing of the Purchase and Sale of Shares.

          A. Authorization. On or before the Closing, the Company will have authorized the issuance and sale to the Purchaser of the Shares.

          B. Time and Place of Closing. The closing of the purchase and sale of the Shares (the "Closing") will take place at the offices of Bell, Boyd & Lloyd, 70 W. Madison Street, Chicago, Illinois, on the date of, and subject to the concurrent closing of, the sale of shares of Common Stock in the Underwritten Public Offering (the "Closing Date"). At the Closing, the Company will deliver to the Purchaser a stock certificate or stock certificates (in such denominations requested by Purchaser at least three business days prior to the Closing) evidencing the Shares to be purchased by the Purchaser, registered in the Purchaser's or its nominee's name, upon payment of the purchase price thereof by wire transfer of immediately available funds to the Company's account at Bank of America Illinois, Chicago, Illinois.
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     3.  Conditions of the Purchaser's Obligation at the Closing.  The
obligation of the Purchaser to purchase and pay for the Shares at the Closing is subject to the satisfaction (or waiver by the Purchaser) as of the Closing of the following conditions:

          A. Closing of the Underwritten Public Offering. The Underwritten Public Offering shall close concurrently with the Concurrent Offering, and such closing shall have occurred on or before the end of the fifteenth business day after the date hereof.

          B. Representations and Agreements; No Material Adverse Change. At the Closing Date, (i) the representations and warranties in Section 5 hereof shall be true and correct with the same force and effect as though expressly made at and as of Closing Date; (ii) the Company shall have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to Closing Date; and (iii) there shall not have been, since the date hereof, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business.

          C. Blue Sky Clearances. The Company shall have timely made all filings and taken all other necessary action under applicable state securities laws to permit the consummation of the Concurrent Offering contemplated hereby.

          D. Closing Documents. The Company shall have delivered to the Purchaser all of the following documents:

               (i) an Officer's Certificate, dated the date of the Closing, stating that the conditions specified in Sections 3A, 3B and 3C, inclusive, have been fully satisfied;

               (ii) certified copies of the resolutions duly adopted by the Company's board of directors and, if required, by the Company's stockholders authorizing the execution, delivery, and performance of this Agreement, and each of the other agreements contemplated hereby, and the issuance and sale of the Shares;

               (iii) certified copies of the Company's restated certificate of incorporation and amended and restated bylaws, each as in effect at the Closing;

               (iv) copies of all third party and governmental consents, approvals, and filings obtained in connection with the transactions hereunder (including, without limitation, all blue sky law filings and waivers of all preemptive rights and rights of first refusal), if any; and

               (v) copies of the Prospectus (as defined in Section 7 hereof) and any amendments or supplements thereto and the Registration Statement (as defined in Section 7 hereof) and any amendments thereto, as filed by the Company with the Securities and Exchange Commission in connection with the Offerings.

          E. Proceedings. All corporate and other proceedings taken or required to be taken in connection with the transactions contemplated hereby to be consummated at or prior to the Closing shall have been taken and all documents incident thereto shall be satisfactory in form and substance to counsel to the Purchaser.

          F. Opinion of Company's Counsel. The Purchaser shall have received from Bell, Boyd & Lloyd, counsel for the Company, an executed copy of its opinion to the Purchaser, dated the date of the Closing, in form and substance reasonably satisfactory to the Purchaser.

          G. Receipt of Consents. The Purchaser shall have received the written consent of any persons or entities whose consent is contractually required to consummate the transactions contemplated hereby.

          H.  Termination of Agreement.

               (i) If any condition specified in this Section 3 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Purchaser by notice to the Company at any time at or prior to the Closing.

               (ii) Notwithstanding anything herein to the contrary, the Purchaser may terminate this Agreement, by written notice to the Company, at any time at or prior to Closing Date (a) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (b) the underwriters in the Underwritten Public Offering or the representatives of such underwriters have terminated the Purchase Agreement relating to the Underwritten Public Offering pursuant to
          Section 8 of such Agreement or otherwise.

               (iii) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party; provided that Section 10 shall survive such termination and remain in full force and effect.

     4. Current Public Information. Until such time as the Purchaser shall, in the opinion of its legal counsel, be entitled to transfer the Shares without compliance with the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the exemption contained in Section 4(1) thereof, the Company shall at all times file all reports required to be filed by it under the 1933 Act, the rules and regulations adopted by the Securities and Exchange Commission (the "Commission") thereunder (the "1933 Act Regulations") and the Securities Exchange Act of 1934, as amended, and the rules and regulations adopted by the Commission thereunder, and shall take such further action to provide current public information, in each case to the extent required to enable the Purchaser to sell the Shares pursuant to Rule 144 adopted by the Commission under the 1933 Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Commission.

     5. Representations and Warranties by the Company. The Company represents and warrants to the Purchaser as of the date hereof, and agrees with the Purchaser, as follows:

               (i) Compliance with Registration Requirements. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

          At the respective times the Registration Statement or any Rule 462(b) Registration Statement became effective, the Registration Statement and the Rule 462(b) Registration Statement complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and at the time any post-effective amendments to the Registration Statement or any Rule 462(b) Registration Statement become effective any such post-effective amendments will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and the Prospectus, as amended or supplemented, at the Closing Time (and, if any Options Securities are purchased, at the Date of Delivery) will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Purchaser expressly for use in the Registration Statement or Prospectus.

          Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and, if applicable, each preliminary prospectus and the Prospectus was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (ii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

          (iii) Financial Statements. The financial statements included in the Registration Statement and the Prospectus, together with the related schedules and notes, present fairly, where applicable, the financial position of the respective entity to which such financial statements relate (including, where applicable, the consolidated subsidiaries of such entity) at the dates indicated and, where applicable, the statement of operations, stockholders' equity and cash flows of such entity (including, where applicable, the consolidated subsidiaries of such entity) for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Registration Statement present fairly in accordance with GAAP the information required to be stated therein. The pro forma financial statements and the related notes thereto included in the Registration Statement and the Prospectus have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein.

          (iv) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (v) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

          (vi) Good Standing of Subsidiaries. Each subsidiary of the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; all of the issued and outstanding capital stock of each such subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, other than the pledge of such stock pursuant to the Company's secured revolving bank credit agreement dated May 17, 1996 with Bank of America Illinois, as agent for the lenders named therein, as amended (the "Credit Agreement"). The only subsidiaries of the Company are the subsidiaries listed on Exhibit
     21.1 to the Registration Statement.

          (vii) Capitalization. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, in the Underwritten Public Offering and pursuant to this Agreement, or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus, or pursuant to the exercise of convertible securities or options referred to in the Prospectus). The shares of issued and outstanding capital stock have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any security holder of the Company.

          (viii) Authorization of Agreement. This Agreement has been duly executed and delivered by the Company.

          (ix) Authorization and Description of Securities. The Shares have been duly authorized for issuance and sale to the Purchaser pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable; the Common Stock conforms to all statements relating thereto contained in the Prospectus; and the issuance of the Shares is not subject to preemptive or other similar rights of any security holder of the Company.

          (x) Absence of Defaults and Conflicts. Neither the Company nor any of its subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

          (xi) Absence of Labor Dispute. Except as disclosed in the Prospectus, no labor dispute with the employees of the Company or any subsidiary that could reasonably be expected to result in a Material Adverse Effect exists or, to the knowledge of the Company, has been threatened.

          (xii) Absence of Proceedings. Except as disclosed in the Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Prospectus, or which the Company reasonably believes is likely to result in a Material Adverse Effect, or which the Company reasonably believes is likely to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Prospectus, including ordinary routine litigation incidental to the business, are not likely to result in a Material Adverse Effect.

          (xiii) Accuracy of Exhibits. There are no contracts or documents which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits thereto which have not been so described and filed as required.

          (xiv) Possession of Intellectual Property. The Company and its subsidiaries own or possess, or reasonably believe that they can acquire on reasonable terms, the patents, patent rights, licenses, invention, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") currently employed by them in connection with the business now operated by them, and, except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries has received any notice or, to the best of their respective knowledge, is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to carry on the business of the Company or any of its subsidiaries, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

          (xv) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Shares hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under state securities laws.

          (xvi) Possession of Licenses and Permits. The Company and its subsidiaries possess such certificates, permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to so possess such Government Licenses would not, singly or in the aggregate, have a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

          (xvii) Compliance with Cuba Act. The Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section
     517.075 of the Florida statutes, and the rules and regulations thereunder or is exempt therefrom.

          (xviii) Registration Rights. There are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act, except as described in the Registration Statement.

          (xix) Investment Company Act. The Company is not, and upon the issuance and sale of the Shares as herein contemplated and the sale of shares of Common Stock in the Underwritten Public Offering and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     6. Covenants of Company. The Company covenants with the Purchaser to take the following actions prior to the Closing:

               (i) Compliance with Securities Regulations and Commission Requests. The Company will comply with the requirements of Rule 430A under the 1993 Act, as applicable, and will notify the Purchaser immediately, and confirm the notice in writing (which confirmation shall include copies of all relevant documents relating to the subject matter of such notice), (A) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (B) of the receipt of any comments from the Commission, (C) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the shares of Common Stock being offered and sold in the Offerings under any applicable state securities laws, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (ii) Listing. The Company will file all documents and notices required by the Nasdaq National Market to permit the quotation of the Shares thereon.

     7. Definitions. For the purpose of this Agreement, the following terms have the meanings set forth below:

          "Officer's Certificate" means a certificate signed by the Company's chairman, vice chairman, president, chief executive officer, chief financial officer, or chief operating officer, stating that (i) the officer signing such certificate has made or has caused to be made such investigations as are necessary in order to permit him to verify the accuracy of the information set forth in such certificate and (ii) to the best of such officer's knowledge, such certificate, taken as a whole with the other documents delivered in connection with this Agreement, does not misstate any material fact and does not omit to state any material fact necessary to make the certificate not misleading.

          "Prospectus" means the final prospectus in the form first furnished to the Purchaser in connection with the Concurrent Offering.

          "Registration Statement" means the registration statement on Form S-1 filed with the Commission under the 1933 Act relating to the Offerings, including the exhibits thereto and schedules, if any, at the time it became effective and including any information deemed part of such registration statement at the time it became effective pursuant to paragraph (b) of Rule 430A under the 1933 Act; and if any Rule 462(b) Registration Statement shall have been filed with the Commission relating to the Offerings, the term "Registration Statement" shall include such Rule 462(b) Registration Statement.

          "Rule 462(b) Registration Statement" means any registration statement filed pursuant to Rule 462(b) under the 1933 Act.

     8. Registration Rights. The Company and the Purchaser are parties to a Registration Agreement dated as of August 1, 1996 (the "Registration Agreement"). The Shares to be purchased by Purchaser pursuant hereto shall be deemed to be Registrable Securities (as such term is defined in the Registration Agreement) for all purposes of the Registration Agreement to the same extent as if the Shares had been acquired by the Purchaser pursuant to the Concurrent Private Placement Agreement dated as of August 1, 1996 between the Company and the Purchaser.

     9. Purchaser's Representation. The Purchaser hereby represents to the Company that the Purchaser is acquiring the Shares for its own account and not with a view to any distribution thereof in violation of the federal securities laws.

     10. Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith will survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by the Purchaser or on its behalf, until 30 days after audited financial statements for the Company's fiscal year 1997 are delivered to the Purchaser. Nothing herein shall imply any duty of the Company after the execution and delivery of this Agreement to update any representations or warranties made herein.

     11. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind the respective successors and assigns of the parties hereto whether so expressed or not. References herein to Purchaser shall be deemed to include such assignees. A sale or other transfer of Shares shall not, however, of itself without express assignment of rights or obligations hereunder, be deemed an assignment of any such rights or obligations.

     12. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by, or invalid under, applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     13. Counterparts. This Agreement may be executed simultaneously in counterparts, any one of which need not contain the signature of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

     14. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     15. GOVERNING LAW. THE DELAWARE GENERAL CORPORATION LAW WILL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES HERETO WILL BE GOVERNED BY THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF COLORADO.

     16. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, one day after being sent to the recipient by reputable overnight express courier service (charges prepaid) or by facsimile transmission, or three business days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepared. Such notices, demands and other communications will be sent to the Purchaser as follows:

          Boston Chicken, Inc.
          14103 Denver West Parkway
          Golden, CO  80401
          Attention: General Counsel
          Facsimile: (303) 384-5339
and to the Company as follows:

          Einstein/Noah Bagel Corp.
          14123 Denver West Parkway
          P.O. Box 4086
          Golden, CO 80401
          Attention: General Counsel
          Facsimile: (303) 216-3490

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written

                                       EINSTEIN/NOAH BAGEL CORP.


                                       By: /s/ Joel M. Alam
                                           ---------------------
                                       Name:  Joel M. Alam
                                             -------------------
                                       Title: Vice President
                                              ------------------


                                       BOSTON CHICKEN, INC.


                                       By: /s/ Donald J. Bingle
                                           ---------------------
                                       Name:  Donald J. Bingle
                                             -------------------
                                       Title: Vice President
                                              ------------------